inpixon

INDOOR POSITIONING ANALYTICS

NADIR ALI
CEO

March 18, 2019

SAFE HARBOR STATEMENT

- **Safe Harbor Statement under the Private Securities Litigation Act**

- This presentation includes forward-looking statements within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations only, and are subject to a number of assumptions, risks and uncertainties, many of which are beyond our control. Actual events and results may differ materially from those anticipated, estimated, projected or implied by us if one or more of these risks or uncertainties materialize, or if our underlying assumptions prove incorrect. Factors that could affect actual results include but are not limited to product demand and market acceptance, the effect of economic conditions, the impact of competitive products and pricing, governmental regulations, results of litigation, problems with technology, and/or other factors outside the control of Inpixon and its subsidiaries (the "Company").

- The forward-looking statements included in this presentation are based on our current expectations, estimates and projections, and the underlying assumptions thereof, about the Company's operations, industry, financial condition and liquidity, as of the date hereof. Statements containing words such as "expect", "believe", "should", "anticipate", "intend", plan", "may", "will", or similar expressions constitute forward-looking expressions. These forward-looking statements include, but are not limited to, statements about our proposed acquisitions, our anticipated cash flow balances, the future of the Internet Services market, our projected user base, our planned services and marketing initiatives, our ability to compete successfully in our industry, projected operating expenses, projected operating efficiencies, revenues, and capital requirements, and our projected cash position.

- Such statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that are difficult to predict. Therefore our actual results could differ materially and adversely from those expressed in any forward-looking statements. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Statements in this presentation, including factors that we believe may impact our results, are not intended to be exclusive. Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in the Company's Annual Report on Form 10-K and other filings with the Securities and Exchange Commission (SEC) available at the SEC's Internet site (www.sec.gov). The information contained herein does not constitute an offer to sell or a solicitation of an offer to buy any securities, absent registration, or an exemption from registration. The information contained herein is solely for purposes of providing a general overview of the Company's business.

inpixon

6% of their time outdoors is in their cars

OUTDOORS

GPS WORKS UNDER OPEN SKY

The navigating blue dot is ineffective in the indoors

IN & OUTDOORS ASSIMILATION

The trusted blue dot needs to work in all places and premises seamlessly

NO LEADER IN INDOOR POSITIONING

The market has few >$5M vendors with complementary technologies

$40B MARKET SIZE BY 2022*

Billion dollar opportunity in the space and the time is now

INDOORS

People spend 87% of their time indoors

[*Source: Markets & Markets]

INPIXON IS REDEFINING THE INDOORS

Indoor Positioning

- Capture 100% of the Devices
  - Wireless
  - Wi-Fi
  - Bluetooth
  - 100% Anonymity

+

Data Analytics & Intelligence

- Designed for real-time analytics
  - Blockchain technology
  - Artificial Intelligence
  - Voice User Interface
  - Adaptive API
  - Intelligence and Security efficacy

COLLECTING COMPREHENSIVE INDOOR DATA


POSITIONING
DEVICE (WIRELESS & IOT)
PEOPLE (VISITORS & EMPLOYEES)
ASSET (STATIC & DYNAMIC)
LOCATION (ZONE & FLOOR LEVEL)
ANALYTICS

INDIVIDUAL – WAYFINDING, PRODUCT SEARCH & ASSET TRACKING

BUSINESS – SECURITY, INTELLIGENCE & BETTER EXPERIENCE

MARKET – TRENDS ANALYSIS, FORECASTING & MARKET DYNAMICS

inpixon

INDOOR POSITIONING ANALYTICS

IPA IS NEEDED EVERYWHERE


SHOPPING MALLS


AIRPORTS


HOSPITALS


BANKS


SHOWS & ARENAS


GOVT. AGENCIES


HOSPITALITY


OFFICES

INPIXON IPA IN SCHOOL SAFETY

- Detect and monitor all Wi-Fi, Bluetooth, UWB and cellular devices and equipment on a live floorplan in real-time
- Provide location accuracy at sub-room level
- Color-code "UWB tags" and "trusted" vs. "untrusted" devices for easy identification
- Rewind and play back events with IPA DVR function
- Establish "no-phone/no-device" areas and receive alerts when policy is breached (testing areas)
- Prevent security breaches and IP loss from rogue devices and access points
- Augment traditional security policies with location-based intelligence
- Integrate with school video surveillance, access control, and communications systems as part of an overall security management solution, providing critical locational context during normal and emergency conditions


Classroom 102
Classroom 101
Classroom 104
Classroom 103
Classroom 105
Classroom 106
Classroom 107
Classroom 108
Classroom 109
Classroom 110
Classroom 111
Classroom 113
Staff Storage
Gym
Exit
Office A
Office B
Office C
GPS for the Indoors
Cellular
Wi-Fi
Bluetooth
Ultra-Wide Band
Unknown
Focus Response Resources

INPIXON IPA IN BANKS

- Understand how customers use the branch; where they go, how long they stay, what services they use.
- Continuously validate the design, layout, staffing mix and technology use within the branch to ensure optimum levels based on customer interactions and journey
- Continuous operation for deeper, more detailed customer understanding
- True customer location (not merely proximity or position)
- 100% visitors detection by mobile device, not just a Wi-Fi-enabled devices
- Distinguish between employees, visitors, and transient foot traffic
- Understand how building layout changes affect foot traffic
- Improve security and safety with real-time monitoring


DATA
MECH
LOUNGE
Secure Cashwork
TELLERS
VAULT
COUPON
Manager Office
CONFERENCE
OFFICE
OFFICE
OFFICE
W
M

INPIXON IPA IN ENTERPRISE BUILDINGS

- Detect, locate, and monitor all cellular, Wi-Fi, and Bluetooth assets, equipment and personnel devices on a live floor plan in real time
- Provide location accuracy down to sub-room level
- Alert in real time via security dashboard
- Color-code “known” vs. “unknown” devices for easy identification
- Connect to 3rd party systems, create zone-based security, document access policies, augment existing safety and security systems
- Rewind and play back events with DVR function for security forensics
- Provide detailed insights into usage, flow, relationships, and more between personnel, assets, and visitors with Inpixon analytics


RECEPTION

INPIXON IPA IN GOVERNMENT ANGENCIES

- Improve both physical and cyber security with total situational awareness of all cellular, Wi-Fi and Bluetooth devices in an area
- Distinguish between known and rogue devices
- Receive real time alerting to enforce "no phone / no device" zones
- Prevent security breaches and IP loss from devices that bypass traditional data security controls
- Augment traditional security policies with location-based controls


Alert Zones: Secure Conference Room
iPad
Galaxy
Alert Area: Secure Conference Room

inpixon

INPIXON IPA IN RETAIL

- Real-time, 24/7 continuous operation for deeper, more detailed data collection
- True customer location (not merely proximity or position) accurate within 3-5 meters in motion
- Detects 100% of shoppers with a cellular phone or mobile device, not merely the percentage with a Wi-Fi-enabled device
- Industry's most accurate visitor footfall counts without duplication, time gaps or miscounting of "non-people"
- Distinguish between employees, visitors, transient foot traffic, mega-dwellers and residents
- 100% passive and private – "listen-only" technology does not collect personally identifiable information or interfere with wireless networks or devices


Dwell Times
Apr 18, 2016 - May 18, 2016


Food Court: 51.9%
1.4%
25.2%
3.1%
Retail Zone C: 7.6%
5.5%
Common Walkway A: 5.2%


9am
12pm
3pm
6pm
9pm
12am
3am
6am
Visitors
Staff
Transient

INPIXON IPA ON GARTNER MAGIC QUADRANT

"This vendor should be shortlisted for any retail, public-sector and security device detection scenarios."

Source: Gartner, Magic Quadrant for Indoor Location Services, Worldwide, by Tim Zimmerman, Annette Zimmermann, January 28, 2019.

According to the report, the indoor positioning market is poised for growth. The report states, "By 2022, 65% of enterprises will require indoor location asset tracking (both people and equipment) to be part of all access layer infrastructure communication decisions (up from less than 10% today)."



Gartner

Magic Quadrant for Indoor Location Services, Global

Published: 28 January 2019

Analyst(s): Tim Zimmerman, Annette Zimmermann

Enterprises implementing indoor location services must evaluate multiple technologies to satisfy diverse use cases. I&O leaders should evaluate vendors based on their ability to meet end-user granularity requirements and to address relevant usage scenarios.

Strategic Planning Assumption

By 2022, 65% of enterprises will require indoor location asset tracking (both people and equipment) to be part of all access layer infrastructure communication decisions (up from less than 10% today).

Market Definition/Description

Gartner defines the indoor location service market as consisting of vendors that supply hardware and software components to provide indoor location services to a breadth of organizations that include enterprises as well as public venues. It is very important to note that there are many different technology options to provide location information. Differing algorithms, techniques, frequencies and architectures have a single aim — to provide the optimal location of an asset or person within one meter (three feet), which typically is approximately one arm's length. The technical capability must be paired not only with the business requirements, but also with the total cost of implementation.

The two main components of a location service solution may include:

- Hardware: Beacons (Bluetooth or other) including active radio frequency identification (RFID) tags, sensors, fixed readers, Wi-Fi access points and other components, such as gateways and bridges, that provide overlays depending on the specific vendor architecture.
- Software: Location engines with a publicly documented northbound API that can use data from hardware such as location tags and edge devices to provide indoor location information. Location engine services may be located on-premises or in the cloud.

This research covers vendors that provide basic location services, but also the management and security of components that are required to provide indoor location services, depending on the

INDOOR POSITIONING ANALYTICS

COLLECTING COMPREHENSIVE INDOOR DATA


POSITIONING
DEVICE
(WIRELESS & IOT)
PEOPLE
(VISITORS & EMPLOYEES)
ASSET
(STATIC & DYNAMIC)
LOCATION
(ZONE & FLOOR LEVEL)
ANALYTICS

INDIVIDUAL – WAYFINDING, PRODUCT SEARCH & ASSET TRACKING

BUSINESS – SECURITY, INTELLIGENCE & BETTER EXPERIENCE

MARKET – TRENDS ANALYSIS, FORECASTING & MARKET DYNAMICS

STRENGTHENING INDOOR DATA IN 2019

INPIXON INDOOR POSITIONING ANALYTICS

Capture 100% of active devices (Cell, Wi-Fi, BT, RFID, UWB) + Artificial Intelligence + Big Data Integration + Adaptive API + GDPR Compliant

- DEVICE (WIRELESS & IOT)
- PEOPLE (VISITORS & EMPLOYEES)
- ASSET (STATIC & DYNAMIC)
- LOCATION (ZONE & FLOOR LEVEL)

APP / SDK

Universal IPA device code platform + Real-time content + Social Media link + User defined consent

ACCESS POINT BASED WIFI

Third Party Access Points + Wi-Fi Location + Data + Existing Infrastructure + Next Gen Wi-Fi + Installed Customer Base + Upsell to Inpixon IPA

MAPS

Combined Indoor & Outdoor map + Dynamic interface + Wayfinding + Layered Utility profiles

GPS

Multi band tags for people and assets + Outdoor GPS tracking + Indoor tracking + Seamless transition from outside to inside and vice versa + Analytics + AI + Homogenized interface

DELIVER A COMPREHENSIVE IPA SOLUTION PORTFOLIO

Security Dome


SECURITY DOME
Create a security dome by detecting all mobile devices, alerting about unknown devices, and locating tracked assets

Wayfinding


WAYFINDING

Video Surveillance


VIDEO SURVEILLANCE

Visitor Analytics


VISITOR ANALYTICS
Understand your visitors' experience with high-definition detail

Marketing Attribution


MARKETING ATTRIBUTION

AppSDK


AppSDK

DATA MONETIZATION

WE MAKE MONEY

Location Big Data
External monetization of visitor and venue data

Location Advertising
Enable promotional and loyalty programs

Location Analytics
Internal and Brand tenant performance optimization


$$$
$$$$
$$$
$$
$$$
$$$

THEY SAVE MONEY

Resource Allocation
Gain operational intelligence and trend analysis

Reduce Risk
Use device reputation and device fingerprinting to prevent theft and fraud

Evaluate Programs
Verify profitability of promotional events with accurate data

INDOOR POSITIONING WiFi MARKET CONSOLIDATION


WIFI
BLE
RFID
UWB
SENSOR FUSION
inpixon
CISCO
JULY
CLOUD4WI
Euclid analytics
ATLAS
skyfii
purple
Mist
Coursa retail
yelp
ARUBA networks
RetailNext
Aislelabs
beacon
NETSCOUT
Extreme
Connect Beyond the Network

More than $350M invested in this market thus far:

- Cisco acquired July Systems, Oct 20 18
- Yelp acquired Turnstyle 2017
- WeWork acquired Euclid Feb 2019

*Source: Crunchbase

INPIXON LEADERSHIP TEAM



Nadir Ali
Chief Executive Officer
- Oversee strategy direction and operations of the company
- Prior experience: Tira Capital; Isadra; Deloitte Consulting
- BA, University of California, Berkeley



Soumya Das
Chief Operating Officer
- Leads sales, marketing, channel and engineering
- Prior experience: Identiv; SecureAuth; Oracle; Opentext
- MBA, UK; BBM, Andhra University, India



Wendy Loundermon
Vice President of Finance
- Oversees the financial and administrative units
- Prior experience: Sysorex Government
- BS in Accounting and MS in Taxation from George Mason University



Adam Benson
Chief Technology Officer
- Leads software and hardware engineering
- Prior experience: Cadillac Fairview Corporation; VMG Strategic Consulting; AME Supply



Shirish Tangirala
Chief Product Officer
- Leads product management and customer service
- Prior experience: NCGS and Global Medical Informatics
- BE in Civil Engineering majoring in Computer Applications, India



David Westgate
Executive Vice President of IT Operations
- Oversees the cloud infrastructure, and corporate networks,
- Prior experience: U.S. Air Force, McBride and Associates

JOIN US

INDOOR POSITIONING ANALYTICS

WE ARE CYBERNATING INDOOR DESTINATIONS BY CONNECTING THE PHYSICAL AND DIGITAL WORLDS

PATENTED TECHNOLOGY

Capture anonymous visitor data from any mobile device

IoT HUB

Provide location and user context to all future IoT apps

DATA SUBSCRIPTION

Continue to collect richer data and offer better intelligence

inpixon

http://www.marketsandmarkets.com/Market-Reports/proximity-marketing-market-110584904.html

http://www.marketsandmarkets.com/Market-Reports/smart-factory-market-1227.html

http://www.marketsandmarkets.com/Market-Reports/smart-hospitality-market-93242156.html

http://www.marketsandmarkets.com/Market-Reports/smart-digital-education-market-571.html

inpixon